Exhibit 99.1

Welcome Investors September 21, 2022

Forward Looking Statements

Certain statements in this presentation may be considered "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or the Company's future financial or operating performance and may be identified by words such as "may," "should," "expect," "intend," "will," "estimate," "anticipate," "believe," "predict," or similar words. These forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements include, among other things, statements regarding: the Company's prospects, anticipated advantages the Company expects to realize from its acquisition strategies, the Company's financial performance, targets, goals, and metrics, the Company's revenue, gross margin and operating margin targets, participation in multiple markets, its engineering and product development resources, the benefits of the Company's product development business (including its margin and customer relationship), the Company's business opportunities and competitive advantages, the Company's growth potential and strategies for growth, and statements about customer and industry demand.

Investors are cautioned that such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, including without limitation risks associated with the identification of suitable acquisition candidates and the successful, efficient execution of acquisition transactions and integration of any such acquisition candidates, economic conditions that affect sales of the products of the Company's customers, the ability of the Company to obtain new customers, the ability of the Company to fulfill its obligations on long-term contracts and to retain current customers, the ability of the Company to maintain and grow its current margins, the ability of the Company to achieve its revenue, gross margin and operating margin targets, the Company's ability to adapt to changing market needs and other factors as well as other risks and uncertainties that are detailed in the documents filed by the Company with the Securities and Exchange Commission ("SEC"). Accordingly, actual results may differ materially. The risks and uncertainties included above are not exhaustive. Readers are referred to the documents filed by the Company with the SEC, specifically the last reports on Forms 10-K and 10-Q. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which any such statement is based.

Use of Non-GAAP Financial Measures

This presentation includes non-generally accepted accounting principles ("GAAP") performance measures. The Company uses these non-GAAP financial measures to facilitate management's financial and operational decision-making, including evaluation of the Company's historical operating results. The Company's management believes these non-GAAP measures are useful in evaluating the Company's operating performance and are similar measures reported by publicly listed U.S. competitors, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting the Company's business. By providing these non-GAAP measures, the Company's management intends to provide investors with a meaningful, consistent comparison of the Company's performance for the periods presented. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with GAAP. The Company's definition of these non-GAAP measures may differ from similarly titled measures of performance used by other companies in other industries or within the same industry.



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Who We Are UFP Technologies, Inc. is an innovative designer and custom manufacturer of components, subassemblies, products, and packaging primarily for the medical market. 3 Ticker: UFPT Headquarters: Newburyport, MA Annual Revenue: ~$325 million 2,700 Employees/ Temps Established: 1963 14 Manufacturing Facilities Key Stats: 5 Design R&D Centers Market Cap: ~$700 million 1 Share Count: ~7.5 million 1 1. As of 09/13/2022

We help our customers develop, improve, manufacture, or safely transport their products through: 4 Design & engineering capabilities Materials expertise Strategic locations Precision manufacturing Shaping Innovation

Our Process Innovative process from design and engineering to manufacturing and delivery

Product Development Business 6 We bring deep experience in all aspects of flexible material - based device manufacturing, from components and packaging, to final device assembly High Margin Added Expertise Stronger Customer Relationships Long Term Manufacturing 1 2 3 4 BENEFITS

Primary Focus Areas 7 MedTech » Infection Prevention » Minimally Invasive Surgery » Fluid & Air Management » Protective Packaging » Patient Comfort » Wound Care » Wearables 84% 5% 4% 7% Automotive » Interior Trim & Structural » Acoustic/Thermal Insulation Industrial / Other » Filtration » Acoustic Insulation » Protective Packaging Aerospace & Defense » Uniforms and Tactical Gear » Equipment Protection

MedTech 8 UFP expertise in component solutions for surgical robotics, orthopedics, infection prevention, wound care, and minimally invasive surgery Customers include 26 of the top 30 largest medical device manufacturers in the world 2 1. Fortune Business Insights 2. Medical Design & Outsourcing $489 billion Global Medical Device Market with a 5.5% CAGR 1 UFP Differentiation Exclusive or semi - exclusive access to medical grade materials Dedicated medical device engineering team Clean room manufacturing FDA - registered plants Design and manufacture custom equipment Advanced quality systems Multiple locations 1 2 3 4 5 6 7

MedTech Portfolio 9 Robotic Drapes Revascularization Device Needleless Injection Port Cleaner MedSurg Bed Negative Pressure Wound Therapy Compression Device

Advanced Components 10 INDUSTRIAL AUTOMOTIVE AEROSPACE & DEFENSE Highly engineered components and packaging used in targeted large and growing niches Our products are present on many of the world’s leading brands including GM, Ford, Mercedes, Tesla, Boeing and Lockheed Martin UFP Differentiation Precision molding Innovative design engineering Material expertise Complex laminated composites Dedicated in house tooling & equipment manufacturing AS9100 certified Strategic manufacturing locations 1 2 3 4 5 6 7

Advanced Components Product Portfolio 11 Military Gear Protective Helmets Law Enforcement Protective Cases Automotive Interior Trim

Growth Strategy Internal Growth: Market To Our Sweet Spot Strategic Acquisitions 12 TWO - PRONGED

13 Organic Growth Opportunity Focus on high growth niche segments (MedTech – approximately 80 - % of revenue and growing) » Single - use, single - patient » Customer funded development Market to our sweet spot and differentiated capabilities » Leverage technology differentiation » Engineering resources » Exclusive access to specialty materials » Scale (footprint, clean room manufacturing) Expand business with existing customers » Offer complementary products and services » Additional value - add services

14 Acquisition Growth Opportunity Continue to Focus on Higher - Growth, Higher - Margin Medical Opportunities that Create Value » Become more valuable to our customers » Strategic focus – new capability, geography, market penetration, materials, products » Add scale / market share » Look for synergistic opportunities » Cultural fit Goal is for acquisitions to be accretive within the first year. Experienced and disciplined management team with 14 acquisitions completed

International Expansion 15

Strategic Investments 16

Tijuana, MX – New Facility PARQUE SUR INDUSTRIAL PARK FAST FACTS » 36 min from US border » 83,546 ft 2 » Production: Q2 2022 » Corredor Tijuana - Rosarito 2000, » El Realito, 22250 Tijuana, B.C., México 17 Single - Use Medical Device Production » FDA Registration - Q4 2022 » ISO 13485 - Q4 2022 » 5,000 SF Cleanroom Space - Q4 2022 » Technologies » RF Welding » Thermoforming » Coils and Dispensers

18 Surgical Robots MIS Instruments Microscopes Fluid Warming www.das - medical.com Founded: 2010 | 1200 Employees HQ: Cartersville, GA | Manufacturing: Dom Rep DAS Medical Acquisition Contract manufacturer specializing in the design, development and manufacturing of single use surgical equipment covers, robotic draping systems and fluid control

19 Dispenser Coils Kitting Clips Assembly www.contechmedical.com Founded: 1987 Locations: Providence, RI | Costa Rica Contech Medical Acquisition Global partner for medical contract manufacturing and medical packaging solutions

20 Dispenser Coils Catheter Protection Molded Components Device Assembly www.advantmedical.com Founded: 1993 Locations: Galway, Ireland | Costa Rica Advant Medical Acquisition Developer and manufacturer of Class I, II, and III medical devices and packaging.

Why Invest? 21 Significant market growth opportunities Barriers to entry Strong customer relationships Experienced management team Proven growth strategy Attractive financial metrics

22 Significant Market Growth Opportunities » Medical device development » Medical device manufacturing » Medical components » Medical packaging Addressable market is growing Universe of specialty materials growing

Barriers To Entry 23 » Advanced systems (extensive quality certifications) » In addition to existing equipment, engineers will design product specific innovations in order to meet customer needs Systems » In - house custom equipment manufacturing capabilities Custom Equipment » 20 patents relating to foam, packaging, tool control, radio frequency welding, automotive super - forming processes, and other products Intellectual Property » Global footprint – competition is generally smaller companies that have limited resources and access to materials Scale » Veteran engineering team for product design and development; more than 90 members of the engineering group Engineering Resources » Offers broad array of materials to meet customer needs » Almost 60 years in business and strong supplier relationships » Exclusive access to several specialty medical grade materials Greater Access to Materials

Management Team 24 Chris Litterio SVP, Human Resources & General Counsel Former Managing Partner and head of employment law at a major Boston law firm; 5 - years at the company Steve Cardin VP & COO, MedTech 27 years in the medical device industry; 3 - years at the company Jason Holt VP & GM, Advanced Components Former VP & GM at ITW; 4 - years at the company R. Jeffrey Bailly Chairman, CEO & President 34 - year history at the company Ronald Lataille CFO, Sr. VP & Treasurer 25 - year history at the company Mitchell Rock President, MedTech 29 - year history at the company.

Proven Growth Strategy 25 Creating Shareholder Value

Financial Targets 26

Financial Targets 27 3 to 5 Year Financial Targets 10 - 15% Revenue Growth 27 - 30% Gross Margin 12 - 15% Operating Margin

10% to 15% Targeted Revenue Growth Internal Growth + Acquisitions $0 $50 $100 $150 $200 $250 2017 2018 2019 2020 2021 2022 TTM 28 Revenue

Gross Margin Target – 27% to 30% Operating Leverage from Mix Shift + Acquisition synergies + Efficiencies 29 Gross Profit Margin 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 2017 2018 2019 2020 2021 2022 TTM Target: 27 - 30%

Operating Margin Target - 12% to 15% Operating leverage from mix shift + acquisition synergies + efficiencies 30 Adjusted* Operating Margin -1.0% 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% 15.0% 2017 2018 2019 2020 2021 2022 TTM Target: 12 - 15% *See non - GAAP reconciliation on slide 33

Growing Book Value 31 $1.10 $1.26 $1.93 $2.63 $1.77 $2.09 $2.73 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00 $24.00 $26.00 $28.00 2016 2017 2018 2019 2020 2021 2022 TTM * EPS Book Value / Share Book Value EPS

UFP Historical Stock Performance 32 6625% 375% 335% -100% 1000% 2100% 3200% 4300% 5400% 6500% Aug-02 Aug-04 Aug-06 Aug-08 Aug-10 Aug-12 Aug-14 Aug-16 Aug-18 Aug-20 Aug-22 UFPT Russell 2000 S&P 500 *Measured as the percent increase from August 30, 2002 through August 30, 2022

R. Jeffrey Bailly Chairman, CEO & President Newburyport, Massachusetts Ronald Lataille CFO, Sr. VP & Treasurer Newburyport, Massachusetts UFP Technologies 100 Hale St. Newburyport, MA 01950 978 - 352 - 2200 investorinfo@ufpt.com www.ufpt.com

Reconciliation of Non - GAAP Results Appendix 34 (in Millions) 2017 2018 2019 2020 2021 2022 TTM Revenue, As Reported $ 147.8 $ 190.5 $ 198.4 $ 179.4 $ 206.3 $ 272.7 Operating Income, as reported 11.7 19.6 24.7 16.7 21.2 28.3 Add: Acquisition/ Restructuring related Costs 0.1 1.1 - - 0.4 1.4 Add earnout fair value adjustment - - - - - 6.0 Less: Material overcharge Settlement (0.1) (0.1) - - - - Less: Gain or Add: Loss on Sale of fixed assets - - - 0.5 0 (6.2) Adjusted Operating Income $ 11.7 $ 20.6 $ 24.7 $ 17.2 $ 21.6 $ 29.5 Adjusted Operating Margin 7.9% 10.8% 12.4% 9.6% 10.5% 10.8%